Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2025 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Fourth Quarter and Full Year 2024 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 25 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 35 Table of Contents ◦ Solutions Integrator Strategy ◦ Solutions at Work ◦ Awards and Recognitions ◦ Fourth Quarter and Full Year 2024 Highlights and Performance ◦ 2027 KPIs for Success ◦ 2025 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 45 Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional talent and unique portfolio strategy gives us a differentiated advantage. Champion culture Our teammates and our culture are our biggest assets. We champion them to deliver the best. Put Clients First Deliver Differentiation Champion Our Culture Drive Profitable Growth Solutions Int grator ≠ Systems Integrator Reseller Distributor Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 55 Our strategy is to become THE leading SOLUTIONS INTEGRATOR DRIVE PROFITABLE GROWTH We relentlessly pursue high performance, operational excellence and profitable growth. Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional technical talent and compelling portfolio strategy gives us a differentiated advantage. Champion our culture Our teammates and our culture are our biggest assets. We champion them to deliver the best.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 65 The challenge: The results: • The consumer health division of a major pharmaceutical corporation needed to divest and stand up its organization • The client needed support establishing a strong security posture across numerous enterprise domains like apps, cloud, data and modern workplace tools • 4,000+ tickets supported • Reduced internal operational burdens • Reduced costs through optimization efforts • Improved security and scalability Key takeaways: To avoid disruption of operations or vulnerabilities in divestiture, this client is covering a wide range of its security needs with ongoing SECaaS growth. The Insight team helped the client architect and stand up its entire security practice from day one with far-reaching solutions: • Security as a Service (SECaaS) with a growing team of technicians supporting the client globally, 24/7/365 • Consolidated and updated security tools • Cloud app testing and identification of vulnerabilities for patching • Device and endpoint security, including antivirus management • Amplified data security, especially for sensitive information • Email security and spam filtering The solution: Building a Strong Posture from the Ground Up

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 75 The challenge: The results: • Cricket Australia oversees more than 7,000 weekly matches and major international events • The organization sought better ways to engage fans through real-time, personalized content and improve grassroots cricket experiences • Scaled workload capacity 4x while reducing operational costs by 50% compared to four years prior • Strengthened grassroots participation, with players using the PlayCricket app more likely to return the following season due to improved game experiences • Built stronger direct-to-fan relationships, increasing loyalty through personalized content, vertical video highlights, and targeted notifications • The client partnered with Insight and Microsoft to enhance fan engagement through AI-driven solutions • Launched the AI-powered insights feature on the Cricket Australia Live app, delivering dynamic matchday updates and personalized micro-storylines • Digitized grassroots cricket interactions with the PlayCricket app, offering features like live player notifications, AI-generated highlights, and personalized performance tracking • Created generative AI for tailored fan content, player profiles, and match reports • Adopted a cloud-based approach with Microsoft Azure, allowing dynamic scalability, cost efficiency, and real-time data processing The solution: Unlocking New Fan Experiences with AI

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 85 Awards • 2024 Best Large Employers • 2024 Canada's Best Employers • 2024 Best Employers for Diversity Sector Leaders No. 40 in Tech FORBES X World's Best Employers No. 37 in IT Newsweek • America's Greatest Workplaces for 2024 (5 stars) • America's Greatest Workplaces for Diversity for 2024 (5 stars) • America's Greatest Workplaces for Women (5 stars) • America's Greatest Workplaces for Parents & Families (4.5 stars) North America Great Place to Work International Great Place to Work No. 5 | Phoenix Business Journal's 2024 Best Places to Work (Extra-large companies) No. 8 | Arizona's Largest Corporate Volunteer Programs No. 46 | Arizona Largest Employers Columbus CEO Magazine Best of the Best Montreal's Top Employers Certified | U.S. No. 8 | Australia; Best in Tech No. 17 | Australia No. 28 | UK No. 31 | UK for Development No. 33 | UK for Women Hong Kong Best Workplace Certified | Australia, Austria, China, Hong Kong, India, Italy, New Zealand, Philippines, Singapore, Spain, UK

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 95 Industry and Partner Recognitions BROADCOM VMWARE | North America Cybersecurity Partner of the Year & Fastest Growth Partner of the Year X GITLAB | 2024 Americas Emerging Partner of the Year X HP | 2024 Canada Services Partner of the Year X INTEL | 2024 Solution Provider Marketing Partner of the Year X LENOVO | 2024 Infrastructure Solutions Groups National Partner of the Year (U.S. & Canada) X NETAPP | 2024 Keystone Partner of the Year X NVIDIA | 2024 Americas Software Partner of the Year X PURE STORAGE | Trailblazer of the Year X TREND MICRO | 2024 U.S. Enterprise Partner of the Year X VERITAS | 2024 Top Cloud Growth Partner of the Year • Surface Reseller Partner of the Year Award (North America) • 2024 Americas Surface Partner of the Year (U.S.) • Americas AI and Copilot Innovation Partner of the Year (Canada) • Microsoft 2024 Canada Surface Solutions Partner Excellence Award (Canada) • Americas • Americas Enterprise • Americas Customer Experience • U.S. Partner • Canada Defend and Protect 2024 Acquisition Partner of the Year 2024 Gartner Magic Quadrant™ for Software Asset Management Managed Services 2024 Cisco Partner of the Year Including Americas Partner of the Year • 2024 Global Sales Partner of the Year • 2024 Location-Based Services Partner of the Year

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 105 Q4/Full Year 2024 Performance (Changes against prior year period) Q4 2024 $125M +3% YoY CLOUD GROSS PROFIT Q4 2024 $78M +12% YoY INSIGHT CORE SERVICES GROSS PROFIT FY 2024 $484M +21% YoY FY 2024 $315M +15% YoY Note: We have updated our definition of cloud gross profit. Prior period cloud gross profit figures have been recast throughout this presentation to conform to our updated cloud gross profit definition. We have included a reconciliation of current and prior period cloud gross profit (previously reported amounts) to the recast cloud gross profit figures in slide 37 of this presentation. The Company does not intend to provide this reconciliation in its earnings materials in future periods. The update to cloud gross profit does not impact the Company’s compensation performance measure payout determinations under the 2024 Executive Compensation Program, as outlined in the Company’s 2024 Proxy Statement.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 115 Q4/Full Year 2024 Performance (continued) (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** For the twelve months ended December 31, 2024 Note: For cloud gross profit, refer to footnote in slide 10 and slide 37 Q4 2024 $2.1B -7% YoY NET SALES MARGINS Q4 2024 $440M +1% YoY GROSS PROFIT 57% services as a % of total gross profit and 27% cloud as a % of total gross profit** FY 2024 $8.7B -5% YoY FY 2024 $1.8B +6% YoY Q4 2024 FY 2024 GROSS MARGIN 20.3% +210 bps EFO MARGIN 4.5% -10 bps ADJUSTED EFO* MARGIN 5.8% +40 bps EARNINGS FROM OPERATIONS Q4 2024 $65M -51% YoY FY 2024 $389M -7% YoY ADJUSTED EARNINGS FROM OPERATIONS* Q4 2024 $129M -13% YoY GROSS MARGIN 21.2% +170 bps EFO MARGIN 3.1% -280 bps ADJUSTED EFO* MARGIN 6.2% -40 bps FY 2024 $502M +2% YoY

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 125 Q4/Full Year 2024 Performance (continued) (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures Q4 2024 $37M -59% YoY EARNINGS HEADCOUNT Skilled, certified consulting, and service delivery professionals NET EARNINGS DILUTED EARNINGS PER SHARE FY 2024 $250M -11% YoY Q4 2024 $0.99 -59% YoY FY 2024 $6.55 -13% YoY Q4 2024 $141M -11% YoY FY 2024 $544M +4% YoY CASH CONVERSION CYCLE 7 DAYS down 22 days ADJUSTED EBITDA* NET CASH FROM OPERATIONS $215M Q4 $633M FY24 Days sales outstanding (DSO) +38 days Days inventory outstanding (DIO) -2 days Days purchases outstanding (DPO) +(58) days Q4 2024 $2.66 -11% YoY FY 2024 $9.68 flat YoY ADJUSTED DILUTED EARNINGS PER SHARE* CASH FLOWS AND CASH CYCLE SERVICE DELIVERY SCALE 6,400+

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 135 Debt US Dollars in millions Description Net payments InfoCenter (May 2024) $265 NWT* (July 2024) $5 Total payments for acquisitions** $270 Total share repurchases $200 Cash from operations used $(546) Decease in total debt $(76) • Total debt balance at December 31, 2024 - $864.1 million • Total debt balance at December 31, 2023 - $940.5 million • YoY decrease in total debt of $76.4 million • Acquisitions and share repurchases - $470 million * Acquired entity in our EMEA segment ** Cash paid, net of cash and cash equivalents acquired (from Statement of Cash Flows)

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 145 2027 KPIs for Success KPIs 2024** 2-yr CAGR*** 2027 Cloud GP Growth 21% 24% 16% - 20% 5-year CAGR**** Core services GP Growth 15% 12% 16% - 20% 5-year CAGR**** Adjusted EBITDA Margin* 6.2% 6.5% - 7.0% Adjusted DEPS* Growth flat 3% 19% - 22% 5-year CAGR**** Adjusted ROIC* 15.3% >25% Adjusted free cash flow as % of Adjusted net earnings* 173% >90% * Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage related expenses and recoveries, (vii) gains and losses from revaluation of acquisition related earnout liabilities, and (viii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, net earnings margin, diluted earnings per share, earnings from operations and net cash provided by operating activities as a percentage of net earnings, the Company is unable to reasonably estimate the impact of these adjustments, if any, to such GAAP measures. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow as a percentage of adjusted net earnings, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures ** Growth baseline period is 2023. 2024 cloud GP growth is calculated based on 2023 recast cloud gross profit *** Growth is calculated as the 2-year CAGR from 2022 to 2024 **** CAGR baseline year is 2022 Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Adjusted free cash flow is defined as cash flow from operations minus capital expenditures Note 3: For cloud gross profit, refer to footnote in slide 10 and slide 37

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 155 Full Year 2025 Outlook Assumptions: As of February 6, 2025 Gross profit growth low single-digits Gross margin approximately 20% Adjusted diluted EPS* $9.70 - $10.10 Interest expense $70 - $75 million Effective tax rate 25% - 26% Capital expenditures $35 - $40 million Average share count 32.9 million Other Exclusions and Assumptions: • Average share count for the full year of 32.9 million shares reflects the net impact of settling our outstanding Convertible Notes in February 2025 and the associated warrants in 2025 • Excludes acquisition-related intangibles amortization expense of approximately $74.3 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net, and does not contemplate any impact of tariffs • Assumes no significant change in our debt instruments, with the exception of the settlement of our Convertible Notes, or the macroeconomic environment * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2025 forecast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2025 Insight Direct USA, Inc. All Rights Reserved. 16 Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 175 $2.1B NET SALES -7% YoY $440M GROSS PROFIT +1% YoY $8.7B* -5% YoY * For the twelve months ended December 31, 2024 $1.8B* +6% YoY $2.2B $2.4B $2.2B $2.1B $2.1B Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $8.3B $9.4B $10.4B $9.2B $8.7B 2020 2021 2022 2023 2024 $436M $441M $453M $432M $440M Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $1.3B $1.4B $1.6B $1.7B $1.8B 2020 2021 2022 2023 2024 19.5% 18.5% 21.0% 20.7% 21.2% 15.6% 15.3% 15.7% 18.2% 20.3% Gross Margin Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 185 $1.0B* $421M SERVICES NET SALES +3% YoY $254M SERVICES GROSS PROFIT +3% YoY $1.7B* +9% YoY * For the twelve months ended December 31, 2024 +13% YoY $408M $416M $435M $414M $421M Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $248M $249M $263M $245M $254M Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $625M $708M $800M $897M $1,010M 2020 2021 2022 2023 2024 $1,168M $1,316M $1,483M $1,544M $1,686M 2020 2021 2022 2023 2024 61% 60% 60% 59% 60% Gross Margin 53% 54% 54% 58% 60% Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 195 $78M INSIGHT CORE SERVICES GROSS PROFIT $125M CLOUD GROSS PROFIT +3% YoY $315M*+15% YoY * For the twelve months ended December 31, 2024 Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: For cloud gross profit, refer to footnote in slide 10 and slide 37 $484M*+21% YoY $69M $76M $81M $81M $78M Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $196M $221M $253M $273M $315M 2020 2021 2022 2023 2024 $121M $107M $130M $122M $125M Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $210M $254M $316M $400M $484M 2020 2021 2022 2023 2024 30% 31% 32% 32% 32% Gross Margin 27% 27% 27% 30% 32% Trailing twelve months Trailing twelve months +12% YoY

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 205 EARNINGS FROM OPERATIONS -51% YoY ADJUSTED EARNINGS FROM OPERATIONS** $389M* $149M $122M $131M $120M $129M Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $322M $362M $467M $492M $502M 2020 2021 2022 2023 2024 * For the twelve months ended December 31, 2024 ** See Appendix for reconciliation of non-GAAP measures $129M -13% YoY $502M*+2% YoY $65M $132M $100M $131M $93M $65M Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 -7% YoY $272M $332M $414M $420M $389M 2020 2021 2022 2023 2024 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 215 DILUTED EARNINGS PER SHARE -59% YoY ADJUSTED DILUTED EARNINGS PER SHARE** $6.55* $2.98 $2.37 $2.46 $2.19 $2.66 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $6.19 $7.10 $9.11 $9.69 $9.68 2020 2021 2022 2023 2024 * For the twelve months ended December 31, 2024 ** See Appendix for reconciliation of non-GAAP measures $2.66 -11% YoY $9.68* flat YoY $0.99 $2.42 $1.74 $2.27 $1.52 $0.99 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 -13% YoY $4.87 $5.95 $7.66 $7.55 $6.55 2020 2021 2022 2023 2024 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 225 FY 2024 | Financial Performance Twelve Months Ended December 31, US Dollars in $000s, except for per share data 2024 2023 Change Consolidated IEI Net sales $8,701,698 $9,175,840 (5) % Net sales, constant currency* (5) % Product net sales $7,015,640 $7,631,388 (8) % Services net sales $1,686,058 $1,544,452 9 % Gross profit $1,766,016 $1,669,525 6 % Gross margin 20.3% 18.2% 210 bps Gross profit, constant currency* 6 % Product gross profit $755,825 $772,210 (2) % Services gross profit $1,010,191 $897,315 13 % GAAP earnings from operations $388,584 $419,795 (7) % Adjusted earnings from operations** $502,372 $492,127 2 % GAAP diluted earnings per share $6.55 $7.55 (13) % Adjusted diluted earnings per share** $9.68 $9.69 — % * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 235 * See Appendix for reconciliation of non-GAAP measures Consolidated IEI Financial Metrics Three Months Ended Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Net Sales YoY (11) % 2% (8) % (8) % (7) % Gross Margin 19.5% 18.5% 21.0% 20.7% 21.2 % GAAP EFO $131.9M $100.0M $131.1M $92.9M $64.7M GAAP EFO YoY 16% 29% 11% 1% (51) % GAAP EFO Margin 5.9% 4.2% 6.1% 4.4% 3.1 % Adjusted EFO* $148.7M $121.8M $131.1M $120.1M $129.4M Adjusted EFO* YoY 16% 30% 1% — % (13) % Adjusted EFO* Margin 6.6% 5.1% 6.1% 5.8% 6.2 % GAAP Diluted EPS $2.42 $1.74 $2.27 $1.52 $0.99 GAAP Diluted EPS YoY 14% 30% 5% (6) % (59) % Adjusted Diluted EPS* $2.98 $2.37 $2.46 $2.19 $2.66 Adjusted Diluted EPS* YoY 18% 33% (4) % (8) % (11) % Twelve Months Ended 2020 2021 2022 2023 2024 Net Sales YoY 8% 13% 11% (12) % (5) % Gross Margin 15.6% 15.3% 15.7% 18.2% 20.3 % GAAP EFO $271.6M $332.1M $413.7M $419.8M $388.6M GAAP EFO YoY 13% 22% 25% 1% (7) % GAAP EFO Margin 3.3% 3.5% 4.0% 4.6% 4.5 % Adjusted EFO* $322.4M $362.5M $466.6M $492.1M $502.4M Adjusted EFO* YoY 14% 12% 29% 5% 2 % Adjusted EFO* Margin 3.9% 3.8% 4.5% 5.4% 5.8 % GAAP Diluted EPS $4.87 $5.95 $7.66 $7.55 $6.55 GAAP Diluted EPS YoY 10% 22% 29% (1) % (13) % Adjusted Diluted EPS* $6.19 $7.10 $9.11 $9.69 $9.68 Adjusted Diluted EPS* YoY 14% 15% 28% 6% — %

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 245 Services Financial Metrics Three Months Ended Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Services Revenue $408M $416M $435M $414M $421M Services Revenue YoY 6% 17% 8% 10% 3% Services Gross Profit $248M $249M $263M $245M $254M Insight Core Services Gross Profit $69M $76M $81M $81M $78M Agent Services* Gross Profit $178M $173M $182M $164M $176M Services Gross Profit YoY 16% 27% 11% 13% 3% Insight Core Services Gross Profit YoY 7% 24% 12% 14% 12% Agent Services* Gross Profit YoY 20% 28% 11% 13% (1%) Services Gross Margin 61% 60% 60% 59% 60% Insight Core Services Gross Margin 30% 31% 32% 32% 32% Agent Services* Gross Margin 100% 100% 100% 100% 100% Twelve Months Ended 2020 2021 2022 2023 2024 Services Revenue $1,168M $1,316M $1,483M $1,544M $1,686M Services Revenue YoY 17% 13% 13% 4% 9% Services Gross Profit $625M $708M $800M $897M $1,010M Insight Core Services Gross Profit $196M $221M $253M $273M $315M Agent Services* Gross Profit $429M $487M $547M $624M $695M Services Gross Profit YoY 18% 13% 13% 12% 13% Insight Core Services Gross Profit YoY 17% 13% 14% 8% 15% Agent Services* Gross Profit YoY 18% 14% 12% 14% 11% Services Gross Margin 53% 54% 54% 58% 60% Insight Core Services Gross Margin 27% 27% 27% 30% 32% Agent Services* Gross Margin 100% 100% 100% 100% 100% * Represents agent services other than those included in Insight Core services Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Numbers may not foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 255 * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation GEO Financial Metrics Twelve Months Ended December 31, 2024 North America EMEA APAC $7.1B $1.4B $233.0M (4%) (11%) 2% $1.4B $293.2M $70.8M 4% 11% 12% 19.9% 20.7% 30.4% 170 bps 410 bps 270 bps $319.1M $46.2M $23.3M (12%) 20% 20% $422.0M $55.9M $24.5M (1%) 16% 22% Three Months Ended December 31, 2024 North America EMEA APAC Net Sales $1.7B $319.8M $52.1M Net Sales YoY** (5%) (19%) (6%) Gross Profit $350.0M $72.6M $17.0M Gross Profit YoY** (1%) 7% 13% Gross Margin 20.6% 22.7% 32.7% Gross Margin YoY 80 bps 550 bps 550 bps GAAP EFO $52.4M $7.4M $4.9M GAAP EFO YoY** (55%) (24%) 8% Adjusted EFO* $109.2M $14.6M $5.6M Adjusted EFO* YoY** (17%) 22% 16%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 265 Adjusted EBITDA and Debt Covenants Twelve Months Ended December 31, US Dollars in $000s 2024 2023 Adjusted Consolidated EBITDA: Net earnings $ 249,691 $ 281,309 Interest expense 68,272 48,576 Taxes 83,222 96,545 Depreciation and amortization of property and equipment 28,556 26,245 Amortization of intangible assets 69,581 36,231 Change in fair value of earnout liabilities (7,849) — Other* 52,056 36,101 Adjusted consolidated EBITDA $ 543,529 $ 525,007 Net earnings as a % of net sales 2.9% 3.1 % Adjusted consolidated EBITDA margin 6.2% 5.7 % Add: Non-cash stock-based compensation 33,971 28,951 Adjusted consolidated EBITDAS 577,500 553,958 Less: Capital expenditures (46,782) (39,252) Adjusted consolidated EBITDAS for FCCR Ratio $ 530,718 $ 514,706 Taxes and interest** $ 141,400 $ 130,057 Fixed Charge Coverage Ratio 3.8 4.0 Fixed Charge Coverage $530,718 $141,400 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 Total Leverage Ratio $864,112 $577,500 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, (iv) certain acquisition and integration related expenses, and (v) certain third-party data center service outage related expenses and recoveries, as applicable ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 3.75x 1.5x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 275 Reconciliation of GAAP to Non-GAAP Financial Measures* Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2024 2023 2022 2024 2023 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 64,674 $ 131,861 $ 114,016 $ 388,584 $ 419,795 Amortization of intangible assets 18,597 10,988 8,077 69,581 36,231 Change in fair value of earnout liabilities 22,800 — — (7,849) — Other** 23,342 5,823 6,172 52,056 36,101 Adjusted non-GAAP consolidated EFO $ 129,413 $ 148,672 $ 128,265 $ 502,372 $ 492,127 GAAP EFO as a percentage of net sales 3.1% 5.9% 4.6% 4.5% 4.6 % Adjusted non-GAAP EFO as a percentage of net sales 6.2% 6.6% 5.1% 5.8% 5.4% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable ** Includes transformation costs of $5.4 million and $2.6 million for the three months ended December 31, 2024 and 2023, respectively and $18.4 million and $16.6 million for the twelve months ended December 31, 2024 and 2023, respectively. Includes certain third-party data center service outage expenses, net of recoveries of $1.3 million for the three months ended December 31, 2024 and recoveries in excess of expenses of $2.1 million for the twelve months ended December 31, 2024. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023. Includes severance and restructuring expenses, net of $16.0 million and $31.6 million for the three and twelve months ended December 31, 2024, respectively. Includes severance and restructuring expenses, net of $3.1 million and $6.1 million for the three and twelve months ended December 31, 2023, respectively

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 285 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s, except per share data 2024 2023 2022 2024 2023 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 37,012 $ 90,608 $ 77,477 $ 249,691 $ 281,309 Amortization of intangible assets 18,597 10,988 8,077 69,581 36,231 Change in fair value of earnout liabilities 22,800 — — (7,849) — Other** 23,342 5,823 6,172 52,056 36,101 Income taxes on non-GAAP adjustments (10,620) (4,287) (3,533) (25,298) (18,016) Adjusted non-GAAP consolidated net earnings $ 91,131 $ 103,132 $ 88,193 $ 338,181 $ 335,625 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 0.99 $ 2.42 $ 2.13 $ 6.55 $ 7.55 Amortization of intangible assets 0.50 0.29 0.22 1.82 0.97 Change in fair value of earnout liabilities 0.61 — — (0.21) — Other 0.63 0.16 0.17 1.37 0.97 Income taxes on non-GAAP adjustments (0.29) (0.11) (0.10) (0.66) (0.48) Impact of benefit from note hedge 0.22 0.22 0.11 0.81 0.68 Adjusted non-GAAP diluted EPS $ 2.66 $ 2.98 $ 2.53 $ 9.68 $ 9.69 Shares used in diluted EPS calculation 37,212 37,513 36,336 38,136 37,241 Impact of benefit from note hedge (3,011) (2,874) (1,459) (3,205) (2,619) Shares used in Adjusted non-GAAP diluted EPS calculation 34,201 34,639 34,877 34,931 34,622 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable ** Includes transformation costs of $5.4 million and $2.6 million for the three months ended December 31, 2024 and 2023, respectively and $18.4 million and $16.6 million for the twelve months ended December 31, 2024 and 2023, respectively. Includes certain third-party data center service outage expenses, net of recoveries of $1.3 million for the three months ended December 31, 2024 and recoveries in excess of expenses of $2.1 million for the twelve months ended December 31, 2024. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023. Includes severance and restructuring expenses, net of $16.0 million and $31.6 million for the three and twelve months ended December 31, 2024, respectively. Includes severance and restructuring expenses, net of $3.1 million and $6.1 million for the three and twelve months ended December 31, 2023, respectively

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 295 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2024 2023 2024 2023 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 52,396 $ 117,377 $ 319,068 $ 362,082 Amortization of intangible assets 16,820 9,245 62,377 32,514 Change in fair value of earnout liabilities 22,800 — (1,419) — Other** 17,198 5,122 41,951 29,763 Adjusted non-GAAP EFO from North America segment $ 109,214 $ 131,744 $ 421,977 $ 424,359 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 7,356 $ 9,899 $ 46,218 $ 38,128 Amortization of intangible assets 1,777 1,635 6,912 3,277 Change in fair value of earnout liabilities — — (6,430) — Other 5,493 591 9,236 6,165 Adjusted non-GAAP EFO from EMEA segment $ 14,626 $ 12,125 $ 55,936 $ 47,570 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 4,922 $ 4,585 $ 23,298 $ 19,585 Amortization of intangible assets — 108 292 440 Other 651 110 869 173 Adjusted non-GAAP EFO from APAC segment $ 5,573 $ 4,803 $ 24,459 $ 20,198 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable ** Includes transformation costs of $5.4 million and $2.6 million for the three months ended December 31, 2024 and 2023, respectively and $18.4 million and $16.6 million for the twelve months ended December 31, 2024 and 2023, respectively. Includes certain third-party data center service outage expenses, net of recoveries of $1.3 million for the three months ended December 31, 2024 and recoveries in excess of expenses of $2.1 million for the twelve months ended December 31, 2024. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023. Includes severance and restructuring expenses, net of $16.0 million and $31.6 million for the three and twelve months ended December 31, 2024, respectively. Includes severance and restructuring expenses, net of $3.1 million and $6.1 million for the three and twelve months ended December 31, 2023, respectively

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 305 Three Months Ended Twelve Months Ended December 31, December 31, US Dollars in $000s 2024 2023 2024 2023 Adjusted Consolidated EBITDA: GAAP consolidated net earnings $ 37,012 $ 90,608 $ 249,691 $ 281,309 Interest expense 16,960 11,958 68,272 48,576 Income tax expense 15,239 31,567 83,222 96,545 Depreciation and amortization of property and equipment 7,183 6,790 28,556 26,245 Amortization of intangible assets 18,597 10,988 69,581 36,231 Change in fair value of earnout liabilities 22,800 — (7,849) — Other* 23,342 5,823 52,056 36,101 Adjusted non-GAAP EBITDA $ 141,133 $ 157,734 $ 543,529 $ 525,007 Net earnings as a % of net sales 1.8% 4.1% 2.9% 3.1 % Adjusted non-GAAP EBITDA margin 6.8% 7.1% 6.2% 5.7% * Includes transformation costs of $5.4 million and $2.6 million for the three months ended December 31, 2024 and 2023, respectively and $18.4 million and $16.6 million for the twelve months ended December 31, 2024 and 2023, respectively. Includes certain third-party data center service outage expenses, net of recoveries of $1.3 million for the three months ended December 31, 2024 and recoveries in excess of expenses of $2.1 million for the twelve months ended December 31, 2024. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023. Includes severance and restructuring expenses, net of $16.0 million and $31.6 million for the three and twelve months ended December 31, 2024, respectively. Includes severance and restructuring expenses, net of $3.1 million and $6.1 million for the three and twelve months ended December 31, 2023, respectively Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 315 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) 1 Assumed tax rate of 26.0% 2 Average of previous five quarters 3 Computed as GAAP consolidated EFO, net of tax of $101,032 and $109,147 for the twelve months ended December 31, 2024 and 2023, respectively, divided by invested capital 4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital 5 Includes transformation costs of $18.4 million and $16.6 million for the twelve months ended December 31, 2024 and 2023, respectively. Includes certain third-party data center service outage related recoveries in excess of expenses of $2.1 million for the twelve months ended December 31, 2024. Includes certain third-party data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023. Includes severance and restructuring expenses, net of $31.6 million and $6.1 million for the twelve months ended December 31, 2024 and 2023, respectively Twelve Months Ended December 31, US Dollars in $000s 2024 2023 Adjusted Return on Invested Capital: GAAP consolidated EFO $ 388,584 $ 419,795 Amortization of intangible assets 69,581 36,231 Change in fair value of earnout liabilities (7,849) — Other5 52,056 36,101 Adjusted non-GAAP consolidated EFO $ 502,372 $ 492,127 Income tax expense1 130,617 127,953 Adjusted non-GAAP consolidated EFO, net of tax $ 371,755 $ 364,174 Average stockholders’ equity2 $ 1,775,136 $ 1,628,480 Average debt2 953,619 690,402 Average cash2 (296,166) (209,674) Invested Capital $ 2,432,589 $ 2,109,208 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)3 11.8% 14.7 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)4 15.3% 17.3%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 325 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2024 2023 2024 2023 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 358,487 $ 298,206 $ 1,343,151 $ 1,236,243 Less: Change in fair value of earnout liabilities 22,800 — (7,849) — Less: Other* 25,462 10,728 87,358 58,845 Adjusted non-GAAP selling and administrative expenses $ 310,225 $ 287,478 $ 1,263,642 $ 1,177,398 GAAP selling and administrative expenses** 17.3% 13.3% 15.4% 13.5 % Adjusted non-GAAP selling and administrative expenses** 15.0% 12.9% 14.5% 12.8% $ 8,701,698 $ 9,175,840 * “Other” includes (i) amortization of intangible assets, (ii) certain executive recruitment and hiring-related expenses, (iii) transformation costs, and (v) certain third-party data center service outage related expenses and recoveries ** As a percentage of IEI net sales

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 335 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Twelve Months Ended December 31, US Dollars in $000s 2024 Adjusted Free Cash Flow: Net cash provided by operating activities $ 632,845 Less: Purchases of property and equipment 46,782 Adjusted non-GAAP free cash flow $ 586,063 Net cash used in investing activities $ (303,278) Net cash used in financing activities $ (321,271) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 249,691 Amortization of intangible assets 69,581 Change in fair value of earnout liabilities (7,849) Other** 52,056 Income taxes on non-GAAP adjustments (25,298) Adjusted non-GAAP consolidated net earnings $ 338,181 Net cash provided by operating activities as % net earnings 253 % Adjusted free cash flow as % of adjusted net earnings 173% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration- related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable ** Includes transformation costs of $18.4 million for the twelve months ended December 31, 2024. Includes certain third-party data center recoveries in excess of expenses of $2.1 million for the twelve months ended December 31, 2024. Includes severance and restructuring expenses, net of $31.6 million for the twelve months ended December 31, 2024

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 345 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended Three Months Ended Three Months Ended March 31, June 30, September 30, US Dollars in $000s, except per share data 2024 2023 2024 2023 2024 2023 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 99,986 $ 77,461 $ 131,073 $ 118,611 $ 92,851 $ 91,862 Amortization of intangible assets 14,925 8,310 17,357 8,285 18,702 8,648 Change in fair value of earnout liabilities — — (25,148) — (25,148) — Other 5,898 8,186 7,810 2,812 7,810 19,280 Adjusted non-GAAP consolidated EFO $ 121,750 $ 93,957 $ 131,092 $ 129,708 $ 120,117 $ 119,790 GAAP EFO as a percentage of net sales 4.2% 3.3% 6.1% 5.0% 4.4% 4.1% Adjusted non-GAAP EFO as a percentage of net sales 5.1% 4.0% 6.1% 5.5% 5.8% 5.3% Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 67,027 $ 49,972 $ 87,444 $ 80,482 $ 58,208 $ 60,247 Amortization of intangible assets 14,925 8,310 17,357 8,285 18,702 8,648 Change in fair value of earnout liabilities — — (25,148) — (6,442) — Other 5,898 8,186 7,810 2,812 15,006 19,280 Income taxes on non-GAAP adjustments (5,439) (4,201) (734) (3,032) (8,505) (6,496) Adjusted non-GAAP consolidated net earnings $ 83,352 $ 62,267 $ 86,729 $ 88,547 $ 76,969 $ 81,679 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 1.74 $ 1.34 $ 2.27 $ 2.17 $ 1.52 $ 1.62 Amortization of intangible assets 0.39 0.22 0.45 0.22 0.49 0.23 Change in fair value of earnout liabilities 0.02 — (0.65) — (0.17) — Other 0.16 0.22 0.20 0.08 0.39 0.52 Income taxes on non-GAAP adjustments (0.14) (0.11) (0.02) (0.08) (0.22) (0.17) Impact of benefit from note hedge 0.20 0.11 0.21 0.17 0.18 0.17 Adjusted non-GAAP diluted EPS $ 2.37 $ 1.78 $ 2.46 $ 2.56 $ 2.19 $ 2.37 Shares used in diluted EPS calculation 38,435 37,207 38,567 37,039 38,331 37,203 Impact of benefit from note hedge (3,228) (2,310) (3,322) (2,516) (3,258) (2,774) Shares used in Adjusted non-GAAP diluted EPS calculation 35,207 34,897 35,245 34,523 35,073 34,429 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 355 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data 2019 2020 2021 2022 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 240,594 $ 271,575 $ 332,061 $ 413,700 Amortization of intangible assets 22,985 37,535 32,045 32,892 Other 18,268 13,278 (1,634) 20,018 Adjusted non-GAAP consolidated EFO $ 281,847 $ 322,388 $ 362,472 $ 466,610 GAAP EFO as a percentage of net sales 3.1% 3.3% 3.5% 4.0 % Adjusted non-GAAP EFO as a percentage of net sales 3.6% 3.9% 3.8% 4.5 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 159,407 $ 172,640 $ 219,345 $ 280,608 Amortization of intangible assets 22,985 37,535 32,045 32,892 Amortization of debt discount and issuance costs 4,223 11,585 12,124 — Other 18,268 13,278 (1,634) 20,018 Income taxes on non-GAAP adjustments (10,073) (15,583) (10,325) (13,306) Adjusted non-GAAP consolidated net earnings $ 194,810 $ 219,455 $ 251,555 $ 320,212 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 4.43 $ 4.87 $ 5.95 $ 7.66 Amortization of intangible assets 0.64 1.06 0.87 0.90 Amortization of debt discount and issuance costs 0.12 0.33 0.33 — Other 0.51 0.37 (0.04) 0.55 Income taxes on non-GAAP adjustments (0.28) (0.44) (0.28) (0.36) Impact of benefit from note hedge — — 0.27 0.36 Adjusted non-GAAP diluted EPS $ 5.42 $ 6.19 $ 7.10 $ 9.11 Shares used in diluted EPS calculation 35,959 35,444 36,863 36,620 Impact of be ef t from note hedge — — (1,453) (1,466) Shares used in Adjusted non-GAAP diluted EPS calculation 35,959 35,444 35,410 35,154 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 365 Financial Results by Offering Category US Dollars in $000s FY 2022 Q1-23 Q2-23 Q3-23 Q4-23 FY 2023 Q1-24 Q2-24 Q3-24 Q4-24 FY 2024 Consolidated IEI by Offering Category: Hardware $ 6,450,895 $ 1,328,845 $ 1,310,273 $ 1,301,155 $ 1,148,664 $ 5,088,937 $ 1,134,727 $ 1,172,641 $ 1,137,518 $ 1,130,014 $ 4,574,900 Software 2,496,892 638,800 635,336 588,999 679,316 2,542,451 829,228 553,794 536,261 521,457 2,440,740 Total Products 8,947,787 1,967,645 1,945,609 1,890,154 1,827,980 7,631,388 1,963,955 1,726,435 1,673,779 1,651,471 7,015,640 Agent Services 592,585 143,543 178,948 154,168 188,305 664,964 183,634 197,798 175,605 188,475 745,512 Insight Delivered Services 890,819 212,759 225,039 221,964 219,726 879,488 231,896 237,429 238,502 232,719 940,546 Total Services 1,483,404 356,302 403,987 376,132 408,031 1,544,452 415,530 435,227 414,107 421,194 1,686,058 Total Net Sales $ 10,431,191 $ 2,323,947 $ 2,349,596 $ 2,266,286 $ 2,236,011 $ 9,175,840 $ 2,379,485 $ 2,161,662 $ 2,087,886 $ 2,072,665 $ 8,701,698 Hardware Cost $ 5,730,344 $ 1,164,005 $ 1,147,247 $ 1,136,809 $ 994,661 $ 4,442,722 $ 981,268 $ 1,015,311 $ 978,634 $ 973,862 $ 3,949,075 Software Cost 2,380,908 608,724 602,201 560,734 644,797 2,416,456 790,316 520,959 507,637 491,828 2,310,740 Total Product Cost 8,111,252 1,772,729 1,749,448 1,697,543 1,639,458 6,859,178 1,771,584 1,536,270 1,486,271 1,465,690 6,259,815 Services Cost 683,372 159,903 166,958 159,873 160,403 647,137 166,973 172,027 169,530 167,337 675,867 Total Cost of Goods Sold $ 8,794,624 $ 1,932,632 $ 1,916,406 $ 1,857,416 $ 1,799,861 $ 7,506,315 $ 1,938,557 $ 1,708,297 $ 1,655,801 $ 1,633,027 $ 6,935,682 Product Gross Profit $ 836,535 $ 194,916 $ 196,161 $ 192,611 $ 188,522 $ 772,210 $ 192,371 $ 190,165 $ 187,508 $ 185,781 $ 755,825 Services Gross Profit 800,032 196,399 237,029 216,259 247,628 897,315 248,557 263,200 244,577 253,857 1,010,191 Total Gross Profit $ 1,636,567 $ 391,315 $ 433,190 $ 408,870 $ 436,150 $ 1,669,525 $ 440,928 $ 453,365 $ 432,085 $ 439,638 $ 1,766,016 % of Total Net Sales: Hardware 62% 57% 56% 57% 51% 55% 48% 54% 54% 55% 53 % Software 24% 27% 27% 26% 30% 28% 35% 26% 26% 25% 28 % Total Products 86% 85% 83% 83% 82% 83% 83% 80% 80% 80% 81 % Agent Services 6% 6% 8% 7% 8% 7% 8% 9% 8% 9% 9 % Insight Delivered Services 9% 9% 10% 10% 10% 10% 10% 11% 11% 11% 11 % Total Services 14% 15% 17% 17% 18% 17% 17% 20% 20% 20% 19% % of Total Services Net Sales: Agent Services 40% 40% 44% 41% 46% 43% 44% 45% 42% 45% 44 % Insight Delivered Services 60% 60% 56% 59% 54% 57% 56% 55% 58% 55% 56 % Note: Numbers may not foot or cross foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 375 Cloud Gross Profit Update * Reported in services gross profit ** Includes managed cloud services and certain partner cloud incentive fees and reported in Insight Core services gross profit *** Reported in agent services gross profit - includes SaaS, IaaS and partner program fees Note: The table above provides a reconciliation of current and prior period cloud gross profit (previously reported amounts) to the recast cloud gross profit figures. The Company does not intend to provide this reconciliation in its earnings materials in future periods. This change to cloud gross profit does not impact the Company’s compensation performance measure payout determinations under the 2024 Executive Compensation Program, as outlined in the Company’s 2024 Proxy Statement. US Dollars in $000s FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Cloud Gross Profit Reconciliation: Cloud Gross Profit (as previously reported)* $ 217,859 $ 264,389 $ 339,993 $ 428,804 $ 514,498 Cloud Services Gross Profit** (7,969) (10,090) (24,465) (28,979) (30,635) Cloud Gross Profit (updated)*** $ 209,890 $ 254,299 $ 315,528 $ 399,825 $ 483,863 US Dollars in $000s Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Cloud Gross Profit Reconciliation: Cloud Gross Profit (as previously reported)* $ 87,771 $ 114,746 $ 96,397 $ 129,890 $ 116,696 $ 138,946 $ 128,528 $ 130,328 Cloud Services Gross Profit** (3,639) (9,536) (7,392) (8,412) (9,703) (9,013) (6,218) (5,701) Cloud Gross Profit (updated)*** $ 84,132 $ 105,210 $ 89,005 $ 121,478 $ 106,993 $ 129,933 $ 122,310 $ 124,627

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 385 Convertible Senior Notes (Illustrative Example) • Insight Convertible Senior Notes - $333 million principal • Required to settle the convertible notes principal/par value in cash in February 2025 • Excess required to be settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”) • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12) • The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below • Insight will settle 2,049,264 of the total outstanding 5,123,160 warrants in cash in Q1 2025 NSIT stock price Relevance of stock price Net shares owed on Convertible Notes Net shares received from bond hedge Net shares owed on Warrants GAAP additional dilution* Non-GAAP additional dilution* $ 51.56 Price at issuance of Notes — — — — — $ 68.32 Conversion price of Notes — — — — — $ 88.82 Market trigger price 1,182,606 (1,182,606) — 1,182,606 — $ 103.12 Warrants strike price 1,729,056 (1,729,056) — 1,729,056 — $ 120.00 Example average quarterly stock price 2,206,493 (2,206,493) 720,658 2,927,151 720,658 $ 140.00 Example average quarterly stock price 2,623,160 (2,623,160) 1,349,587 3,972,747 1,349,587 $ 150.00 Example average quarterly stock price 2,789,827 (2,789,827) 1,601,158 4,390,985 1,601,158 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a x b] Dilutive shares [d = c / $120] $120 average share price for quarter 5,123,160 $ 16.88 $ 86,478,941 720,658 *Additional shares to be included in our weighted average shares outstanding calculation for each quarter